                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                              Distribution Date:      03/15/2001

Section 5.2 - Supplement                                           Class A          Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                    0.00               0.00            0.00                0.00

(ii)    Monthly Interest Distributed                             2,336,250.00         136,149.60      169,656.40        2,642,056.00
        Deficiency Amounts                                               0.00               0.00                                0.00
        Additional Interest                                              0.00               0.00                                0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                    57,134,063.52       3,246,230.52    4,544,778.14       64,925,072.18

(iv)    Collections of Finance Charge Receivables                6,521,810.31         370,554.77      518,783.00        7,411,148.08

(v)     Aggregate Amount of Principal Receivables                                                                  20,614,250,500.10

                                           Investor Interest   450,000,000.00      25,568,000.00   35,795,636.36      511,363,636.36
                                           Adjusted Interest    50,000,000.00      25,568,000.00   35,795,636.36      511,363,636.36

                                                 Series
        Floating Investor Percentage                 2.48%             88.00%              5.00%           7.00%             100.00%
        Fixed Investor Percentage                    2.48%             88.00%              5.00%           7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.22%
                30 to 59 days                                                                                                  1.39%
                60 to 89 days                                                                                                  1.07%
                90 or more days                                                                                                2.32%
                                                                                                                    ----------------
                                                Total Receivables                                                            100.00%

(vii)   Investor Default Amount                                  2,351,041.40         133,580.95      187,015.61        2,671,637.96

(viii)  Investor Charge-Offs                                             0.00               0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00               0.00            0.00

(x)     Servicing Fee                                              375,000.00          21,306.67       29,829.70          426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        11.12%

(xii)   Reallocated Monthly Principal                                                       0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           450,000,000.00      25,568,000.00   35,795,636.36      511,363,636.36

(xiv)   LIBOR                                                                                                               5.56875%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          6,146,810.31         349,248.10      488,953.30        6,985,011.71

(xxii)  Certificate Rate                                              6.2300%           6.39000%        6.09375%
------------------------------------------------------------------------------------------------------------------------------------

By:    _______________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                              Distribution Date:      03/15/2001

Section 5.2 - Supplement                                           Class A           Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                    0.00               0.00            0.00                0.00

(ii)    Monthly Interest Distributed                             2,740,833.33         160,416.67      215,013.02        3,116,263.02
        Deficiency Amounts                                               0.00               0.00                                0.00
        Additional Interest                                              0.00               0.00                                0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                    69,830,522.08       3,967,643.30    5,554,700.62       79,352,866.00

(iv)    Collections of Finance Charge Receivables                7,971,101.49         452,903.49      634,064.89        9,058,069.87

(v)     Aggregate Amount of Principal Receivables                                                                  20,614,250,500.10

                                           Investor Interest   550,000,000.00      31,250,000.00   43,750,000.00      625,000,000.00
                                           Adjusted Interest   550,000,000.00      31,250,000.00   43,750,000.00      625,000,000.00

                                                 Series
        Floating Investor Percentage                 3.03%             88.00%              5.00%           7.00%             100.00%
        Fixed Investor Percentage                    3.03%             88.00%              5.00%           7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.22%
                30 to 59 days                                                                                                  1.39%
                60 to 89 days                                                                                                  1.07%
                90 or more days                                                                                                2.32%
                                                                                                                   -----------------
                                                Total Receivables                                                            100.00%

(vii)   Investor Default Amount                                  2,873,495.05         163,266.76      228,573.47        3,265,335.28

(viii)  Investor Charge-Offs                                             0.00               0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00               0.00            0.00

(x)     Servicing Fee                                              458,333.33          26,041.67       36,458.33          520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        11.12%

(xii)   Reallocated Monthly Principal                                                       0.00            0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           550,000,000.00      31,250,000.00   43,750,000.00      625,000,000.00

(xiv)   LIBOR                                                                                                               5.56875%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          7,512,768.15         426,861.83      597,606.56        8,537,236.54

(xxii)  Certificate Rate                                               5.980%             6.160%        6.31875%
------------------------------------------------------------------------------------------------------------------------------------

By:    _______________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                              Distribution Date:      03/15/2001

Section 5.2 - Supplement                                           Class A          Class B         Collateral           Total

(i)     Monthly Principal Distributed                                    0.00               0.00            0.00                0.00

(ii)    Monthly Interest Distributed                             2,434,132.89         141,813.47      161,062.89        2,737,009.25
        Deficiency Amounts                                               0.00               0.00                                0.00
        Additional Interest                                              0.00               0.00                                0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                    52,307,250.87       2,971,987.02    4,160,939.37       59,440,177.26

(iv)    Collections of Finance Charge Receivables                5,970,833.28         339,250.08      474,968.09        6,785,051.45

(v)     Aggregate Amount of Principal Receivables                                                                  20,614,250,500.10

                                           Investor Interest   411,983,000.00      23,408,000.00   32,772,440.86      468,163,440.86
                                           Adjusted Interest   411,983,000.00      23,408,000.00   32,772,440.86      468,163,440.86

                                                 Series
        Floating Investor Percentage                 2.27%             88.00%              5.00%           7.00%             100.00%
        Fixed Investor Percentage                    2.27%             88.00%              5.00%           7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.22%
                30 to 59 days                                                                                                  1.39%
                60 to 89 days                                                                                                  1.07
                90 or more days                                                                                                2.32%
                                                                                                                   -----------------
                                                Total Receivables                                                            100.00%
(vii)   Investor Default Amount                                  2,152,420.20         122,295.95      171,220.81        2,445,936.96

(viii)  Investor Charge-Offs                                             0.00               0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00               0.00            0.00

(x)     Servicing Fee                                              343,319.17          19,506.67       27,310.37          390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        11.12%

(xii)   Reallocated Monthly Principal                                                       0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           411,983,000.00      23,408,000.00   32,772,440.86      468,163,440.86

(xiv)   LIBOR                                                                                                               5.56875%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          5,627,514.11         319,743.41      447,657.73        6,394,915.25

(xxii)  Certificate Rate                                             7.09000%             7.270%        6.31875%
------------------------------------------------------------------------------------------------------------------------------------

By:    _______________________
Name:  Patricia M. Garvey
Title: Vice President